THE ADVISORS’ INNER CIRCLE FUND III

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Fund

(the “Funds”)

Supplement dated May 21, 2026, to the Funds’ Summary Prospectuses, Statutory Prospectus (the “Prospectus”), and Statement of Additional Information (the “SAI”), each dated March 1, 2026.

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, the Prospectus, and the SAI,
and should be read in conjunction with these documents.

Effective May 15, 2026, Nicholas Gentile has departed Knights of Columbus Asset Advisors LLC (“KoCAA”), the Funds’ investment adviser, and no longer serves as Co-Portfolio Manager of the Knights of Columbus Core Bond Fund and the Knights of Columbus Limited Duration Fund. The Funds will continue to be managed by Co-Portfolio Managers Deepak Devaraj and Gilles Marchand.

Accordingly, all references to Mr. Gentile contained in the Summary Prospectuses, Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

KOC-SK-016-0100